Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 9 – SUBSEQUENT EVENTS:

a.	At-the-Market Sales

During July 2026, the Company issued a total of 527,300 ordinary shares, utilizing an at-the-market, resulting in net proceeds of approximately $469 thousand, after deducting sales commissions and estimated offering expenses of $12 thousand paid to Cantor Fitzgerald & Co. and Mizuho Securities USA LLC, as the Sales Agents.

b.	Registered direct offering

On August 7, 2026, the Company completed a registered direct offering in which it sold to a single institutional investor 3,700,000 of the Company’s ordinary shares and 4,300,000 pre-funded warrants to purchase up to 4,300,000 ordinary shares, along with 8,000,000 ordinary warrants to purchase up to 8,000,000 ordinary shares, at a combined purchase price of $1.00 per ordinary share and accompanying ordinary warrant (or $0.9999 per pre-funded warrant and accompanying ordinary warrant). The pre-funded warrants sold in the offering had an exercise price of $0.0001 per underlying ordinary share, were immediately exercisable, and were not to expire until exercised in full. The ordinary warrants have an exercise price of $1.15 per ordinary share, will be exercisable beginning six months following issuance and will expire five years from the closing date of the offering.  Each of the pre-funded warrants and the ordinary warrants could not be exercised to the extent that exercise would raise the beneficial ownership of the investor above 4.99% of the Company’s ordinary shares. All pre-funded warrants were subsequently exercised by the investor, in August 2026. The gross proceeds to the Company from the offering were approximately $8 million, while agent fees and other offering expenses were estimated at $650 thousand.

c.	Grant of RSUs

On August 13, 2026, the Company granted employees a total of 1,465,256 RSUs. The RSUs will vest and settle for underlying ordinary shares of the Company over a period of two (2) years from the grant date, in four (4) equal installments, such that twenty-five percent (25%) of the RSUs will vest every six (6) months following the grant date, subject to each grantee’s continued service through each applicable vesting date.

The fair value of the above RSUs was approximately $1,451 thousand.

d.	Nanox Korea restructuring

During August 2026, the Company initiated a structural transformation of its South Korea operations, including transitioning substantially all chip manufacturing activities to qualified third-party manufacturing partners and undertaking other efficiency initiatives including reduction of approximately 67% in the headcount. The restructuring is expected to result in approximately $850 thousand of restructuring-related expenses.